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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

TYCO INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (Jurisdiction of Incorporation)	98-0390500 (IRS Employer Identification No.)
001-13836 (Commission File Number)

Second Floor, 90 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-292-8674
(Registrant's Telephone Number, including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

        Tyco International Ltd. (the "Company" or "Tyco") today announced its intent to explore the divestiture of its Plastics and Adhesives business segment. Tyco Plastics and Adhesives is a leading global manufacturer of plastic film, specialty tapes and adhesives, coated products and garment hangers. Net revenue and operating income for fiscal year 2004 for Tyco Plastics and Adhesives were $1.7 billion and $69 million, respectively. During the quarter ended April 1, 2005, the Company recorded a $202 million ($181 million after tax) asset impairment charge in the A&E Products business unit of Tyco Plastics and Adhesives.

        Headquartered in Princeton, N.J., Tyco Plastics and Adhesives is comprised of four business units: Tyco Plastics, Tyco Adhesives, Ludlow Coated Products and A&E Products. Major markets served include retail, industrial, agricultural, housing and food packaging. The business segment comprises approximately 9,600 people in 28 countries and operates 51 manufacturing sites. More detailed information about the Company, Tyco Plastics and Adhesives and other risk factors is set forth in Tyco's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2004.

Forward-Looking Statements

        This report may contain certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," "intend" and similar expressions are generally intended to identify forward-looking statements. The forward-looking statements in this release include statements addressing the following subjects: future financial condition and operating results. Economic, business, competitive and/or regulatory factors affecting Tyco's businesses are examples of factors, among others, that could cause actual results to differ materially from those described in the forward-looking statements. Tyco is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise. More detailed information about these and other factors is set forth in Tyco's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD. (Registrant)
By:
/s/ CAROL ANTHONY DAVIDSON Carol Anthony Davidson Senior Vice President, Controller and Chief Accounting Officer

Date: May 2, 2005

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  Item 8.01. Other Events
SIGNATURES